Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

(€ million)	2019	2018	2017

Cash	701	661	472
Cash equivalents(a)	8,726	6,264	9,843
Cash and cash equivalents	9,427	6,925	10,315
(a)
As of December 31, 2019, cash equivalents mainly comprised the following: (i) €5,304 million invested in euro and US dollar denominated money-market mutual funds (December 31, 2018: €3,189 million; December 31, 2017: €7,207 million); (ii) €2,211 million of term deposits (December 31, 2018: €2,014 million; December 31, 2017: €1,346 million) and (iii) €446 million in commercial paper (December 31, 2018: €357 million; December 31, 2017: €505 million). Cash equivalents also include €456 million held by captive insurance and reinsurance companies in accordance with insurance regulations (December 31, 2018: €505 million; December 31, 2017: €556 million).